================================================================================



               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  -----------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  June 20, 2000


                             MEDICONSULT.COM, INC.

       (Exact Name of Registration business as Specified in Its Charter)


        Delaware                      000-29282                 84-1341886
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                         Identification Number)


       1330 Avenue of the Americas, 17th Floor, New York, New York 10019
         (Address, including zip code, of Principal Executive Offices)

                                (212) 841-7300
              (Registrant's telephone number including area code)

                                Not Applicable
             (Former name or address, if changed from last report)



================================================================================

Item 4.  Changes in Registrant's Certifying Accountants.

(a) Previous Independent Accountants

     (i) PricewaterhouseCoopers, Hamilton, Bermuda ("PWC"), the Registrant's former public accounting firm, was dismissed on June 20, 2000.

     (ii) Neither of PWC's reports on the financial statements of the Registrant for the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) The Registrant's decision to change public accountants was approved by both the Registrant's audit committee and its full board of directors.

     (iv) During the Registrant's two most recent fiscal years, the most recent interim period (the quarter ended March 31, 2000) and through the date of this filing there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC, would have caused PWC to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years.

     (v) None of the events described in Item 304 (a) (1) (v) occurred within the Registrant's two most recent fiscal years and the most recent interim period (the quarter ended March 31, 2000).

(b) New Independent Accountants

     (i) The firm of Ernst & Young LLP ("EY") was engaged by the Registrant on June 23, 2000, as the Registrant's principal public accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2000.

     (ii) Neither the Registrant, nor anyone on the Registrant's behalf, consulted with EY prior to their engagement as the Registrant's principal public accountant regarding any of the matters set forth in sub-paragraphs (i) and (ii) of Item 304(a)(2) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     A letter from PWC pursuant to Item 304(a)(3) of Regulation S-K is attached hereto as exhibit 16.1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        MEDICONSULT.COM, INC.



Date June 26, 1999                      By:  /s/ E. Michael Ingram
                                           ----------------------------------
                                             E. Michael Ingram
                                             Chief Financial Officer

                                 EXHIBIT INDEX


------------------------------------------------------------------------------
Exhibit     Description
----------  -----------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
16.1        Letter from PWC pursuant to Item 304(a)(3) of Regulation S-K.
------------------------------------------------------------------------------